Hamilton Insurance Group, Ltd. Supplementary Financial Information September 30, 2025 Investor Contact Investor.Relations@hamiltongroup.com

Hamilton Insurance Group, Ltd.

Table of Contents

		Page
I.	**Basis of Presentation**	1
II.	**Financial Highlights**	
	Financial Highlights	4
	Key Operating and Financial Metrics	5
III.	**Summary Consolidated Results**	
	Statements of Operations	6
	Consolidated Balance Sheets	7
	Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet	8
	Net Investment Return	9
	Fixed Maturity and Short-Term Investments	10
IV.	**Segment Results**	
	Consolidated Underwriting Results	11
	5Q Consolidated Underwriting Results	13
	5Q Underwriting Results - International	14
	5Q Underwriting Results - Bermuda	15
V.	**Other Information**	
	Modeled Exposure to Catastrophe Losses (PML)	16
	Non-GAAP Measures	17

1 Basis of Presentation All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at the most recent year end is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information. This information is being provided for informational purposes only. It should be read in conjunction with the documents filed by Hamilton Insurance Group, Ltd. (referred to herein as "Hamilton," the "Company," "we," "us" and "our") with the U.S. Securities and Exchange Commission, including its Form 10-Q. Special Note Regarding Forward-Looking Statements This information includes “forward looking statements” pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “target,” “should,” “could,” “would,” “seeks,” “intends,” “plans,” “contemplates,” “estimates,” or “anticipates,” or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements appear in a number of places throughout and relate to matters such as our industry, growth strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties, and other important factors that could cause our actual results to differ materially from the forward-looking statements contained herein. Such risks, uncertainties, and other important factors include, among others, the risks, uncertainties and factors set forth in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and other subsequent periodic reports filed with the Securities and Exchange Commission and the following: • challenges from competitors, including those arising from industry consolidation and technological advancements; • unpredictable catastrophic events, global climate change and/or emerging claim and coverage issues; • our ability, or those of the third parties on which we rely, to ensure reserves are adequate to cover actual losses and to accurately evaluate underwriting risk, models, assessments and/or pricing of risks; • our ability to defend our intellectual property rights, including our proprietary technology platforms, to comply with our obligations under our license and technology agreements or to license rights to technology or data on reasonable terms; • the impact of risks associated with human error, fraud, model uncertainties, cybersecurity threats such as cyber-attacks and security breaches and our reliance on third-party information technology ("IT") systems that can fail or need replacement; • our ability to secure necessary credit facilities, or additional types of credit, on favorable terms or at all; • our limited financial and operating flexibility due to the covenants in our existing credit facilities; • our exposure to the credit risk of the intermediaries on which we rely; • our failure to pay claims in a timely manner or the need to sell investments under unfavorable conditions to meet liquidity requirements;

2 Basis of Presentation Special Note Regarding Forward-Looking Statements (continued) • downgrades, potential downgrades or other negative actions by rating agencies; • our ability to manage risks associated with macroeconomic conditions resulting from geopolitical and global economic events, including current or anticipated military conflicts, public health crises, terrorism, sanctions, rising energy prices, inflation and interest rates and other global events, including the instability from recent international trade policies; • the cyclical nature of the insurance and reinsurance business, which may cause the pricing and terms for our products to decline; • our results of operations potentially fluctuating significantly from period to period and not being indicative of our long-term prospects; • our ability to execute our strategy and to modify our business and strategic plan without shareholder approval; • our dependence on key executives, including the potential loss of Bermudian personnel, and our ability to attract qualified personnel, particularly in very competitive hiring conditions; • foreign operational risk such as foreign currency risk and political risk; • our ability to identify and execute opportunities for growth, to complete transactions as planned or realize the anticipated benefits of any acquisitions or other investments; • our management of alternative reinsurance platforms on behalf of investors in entities managed by Hamilton Strategic Partnerships; • our inability to control the allocations to, and/or the performance of, the Two Sigma Hamilton Fund, LLC (“TS Hamilton Fund” or "Two Sigma Hamilton Fund") investment portfolio and our limited ability to withdraw our capital accounts; • the impact of risks from conflicts of interest among Two Sigma Principals, LLC, Two Sigma Investments, LP (“Two Sigma”) and their respective affiliates affecting our business; • the historical performance of Two Sigma not being indicative of the future results of the TS Hamilton Fund’s investment portfolio and/or of our future results; • the impacts of risks associated with our investment strategy, including that such risks are greater than those faced by our competitors; • our potentially becoming subject to U.S. federal income taxation, Bermuda taxation or other taxes as a result of a change of tax laws or otherwise; • the potential characterization of us and/or any of our subsidiaries as a passive foreign investment company, or PFIC; • our potentially becoming subject to U.S. withholding and information reporting requirements under the U.S. Foreign Account Tax Compliance Act, or FATCA, provisions; • our ability to compete effectively in a heavily regulated industry in light of new domestic or international laws and regulations, including accounting practices, and the impact of new interpretations of current laws and regulations; • the suspension or revocation of our subsidiaries’ insurance licenses; • significant legal, governmental or regulatory proceedings; • our insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to us being restricted by law; • challenges related to compliance with the applicable laws, rules and regulations related to being a public company, which is expensive and time consuming; • the limited ability of investors to influence corporate matters due to our multiple class common share structure and the voting provisions of our Bye-laws; • the risk that anti-takeover provisions in our Bye-laws could discourage, delay, or prevent a change in control, even if the change in control would be beneficial to our shareholders; • the difficulties investors may face in protecting their interests and serving process or enforcing judgments against us in the United States; and • our current strategy does not include paying cash dividends on our Class B common shares in the near term.

3 Basis of Presentation Special Note Regarding Forward-Looking Statements (continued) There may be other factors that could cause our actual results to differ materially from the forward-looking statements, including factors disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. You should evaluate all forward-looking statements made herein in the context of these risks and uncertainties. You should read this information completely and with the understanding that actual future results may be materially different from expectations. We caution you that the risks, uncertainties, and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits, or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained herein apply only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Financial Highlights

($ in thousands)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024	Year Ended 2024
Net income (loss) attributable to common shareholders	$ 136,200	$ 78,250	$ 404,486	$ 366,509	$ 400,429
Operating income (loss) attributable to common shareholders	$ 123,080	$ 16,551	$ 334,272	$ 327,670	$ 414,591
Underwriting income (loss)					
Gross premiums written	$ 698,845	$ 553,401	$ 2,254,177	$ 1,878,645	$ 2,422,582
Net premiums written	578,981	477,896	1,739,169	1,467,843	1,921,169
Net premiums earned	522,999	448,795	1,533,090	1,252,862	1,734,729
Underwriting income (loss)	$ 64,089	$ 29,094	$ 73,288	$ 126,920	$ 149,364
Key Ratios:					
Attritional loss ratio - current year	55.4 %	53.2 %	53.4 %	53.9 %	53.1 %
Attritional loss ratio - prior year development	(2.1)%	(0.7)%	(1.8)%	0.6 %	0.0 %
Catastrophe loss ratio - current year	0.0 %	11.5 %	11.1 %	4.1 %	6.3 %
Catastrophe loss ratio - prior year development	0.0 %	(3.0)%	(1.1)%	(1.1)%	(1.2)%
Loss and loss adjustment expense ratio	53.3 %	61.0 %	61.6 %	57.5 %	58.2 %
Acquisition cost ratio	24.0 %	22.8 %	23.8 %	22.6 %	22.4 %
Other underwriting expense ratio	10.5 %	9.8 %	9.8 %	9.8 %	10.7 %
Combined ratio	87.8 %	93.6 %	95.2 %	89.9 %	91.3 %
Investments					
Total assets	$ 9,213,370	$ 7,826,547	$ 9,213,370	$ 7,826,547	$ 7,796,033
Total cash and invested assets[1]	5,670,829	4,618,287	5,670,829	4,618,287	4,773,236
Total investment return[2]	97,638	82,773	413,695	326,278	361,945
Two Sigma Hamilton Fund					
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - TSHF	94,469	(28,291)	465,888	379,712	487,186
Net income (loss) attributable to non-controlling interest - TSHF	40,225	(17,215)	220,990	172,240	212,729
	$ 54,244	$ (11,076)	$ 244,898	$ 207,472	$ 274,457
Two Sigma Hamilton Fund return, net of investment management fees and performance incentive allocations	2.6 %	(0.6)%	13.0 %	12.2 %	16.3 %
Fixed income, short term investments and cash and cash equivalents					
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - other	$ 43,394	$ 93,849	$ 168,797	$ 118,806	$ 87,488

(1) Total cash and total investments, plus receivables for investments sold, less payables for investments purchased, payables to related parties (TSHF) and non-controlling interest (TSHF).
(2) Net realized and unrealized gains (losses) on investments, plus net investment income (loss), less non-controlling interest.

4

5 Three Months Ended September 30, Nine Months Ended September 30, Year Ended ($ in thousands, except per share amounts) 2025 2024 2025 2024 2024 Income (loss) per share attributable to common shareholders - basic ............................ $ 1.37 $ 0.77 $ 4.01 $ 3.45 $ 3.81 Income (loss) per share attributable to common shareholders - diluted .......................... $ 1.32 $ 0.74 $ 3.88 $ 3.33 $ 3.67 Operating income (loss) attributable to common shareholders per common share - diluted ......................................................................................................................................... $ 1.20 $ 0.16 $ 3.20 $ 2.97 $ 3.80 Weighted average common shares outstanding - basic ..................................................... 99,235,535 101,934,412 100,855,910 106,239,708 105,133,370 Weighted average common shares outstanding - diluted .................................................. 102,904,248 106,359,252 104,307,599 110,226,044 109,101,714 Return on average common shareholders' equity - annualized ........................................ 20.9% 13.8% 21.6% 22.4% 18.3 % Operating return on average common shareholders' equity - annualized ....................... 18.9% 2.9% 17.9% 20.0% 18.9 % September 30, 2025 December 31, 2024 Closing common shareholders' equity, less intangible assets ........................................... $ 2,573,145 $ 2,235,588 Closing common shareholders' equity ................................................................................... $ 2,661,993 $ 2,328,709 Closing common shares outstanding ..................................................................................... 98,361,499 101,466,997 Tangible book value per common share ............................................................................... $ 26.16 $ 22.03 Book value per common share ............................................................................................... $ 27.06 $ 22.95 Year to date change in tangible book value per common share ....................................... 18.7% 24.1 % Year to date change in book value per common share ...................................................... 17.9% 23.5 % Financial Highlights Key Operating and Financial Metrics

Summary Consolidated Results
Statements of Operations

($ in thousands, except per share amounts)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024	Year Ended 2024
Revenues					
Gross premiums written	$ 698,845	$ 553,401	$ 2,254,177	$ 1,878,645	$ 2,422,582
Reinsurance premiums ceded	(119,864)	(75,505)	(515,008)	(410,802)	(501,413)
Net premiums written	578,981	477,896	1,739,169	1,467,843	1,921,169
Net change in unearned premiums	(55,982)	(29,101)	(206,079)	(214,981)	(186,440)
Net premiums earned	522,999	448,795	1,533,090	1,252,862	1,734,729
Net realized and unrealized gains (losses) on investments	115,136	48,228	571,964	454,851	511,407
Net investment income (loss)	22,727	17,330	62,721	43,667	63,267
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	137,863	65,558	634,685	498,518	574,674
Third party fee income	4,169	4,464	13,845	17,934	23,752
Net foreign exchange gains (losses)	2,619	(5,973)	(4,422)	(9,883)	(3,231)
Total revenues	667,650	512,844	2,177,198	1,759,431	2,329,924
Expenses					
Losses and loss adjustment expenses	278,712	273,632	943,875	720,478	1,010,173
Acquisition costs	125,412	102,201	365,108	283,059	388,931
Other underwriting expenses	58,955	48,332	164,664	140,339	210,013
Corporate expenses	15,347	14,060	41,168	41,825	61,111
Amortization of intangible assets	4,000	5,204	11,895	11,773	15,520
Interest expense	4,933	5,351	15,264	17,090	22,616
Total expenses	487,359	448,780	1,541,974	1,214,564	1,708,364
Income (loss) before income tax	180,291	64,064	635,224	544,867	621,560
Income tax expense (benefit)	3,866	3,029	9,748	6,118	8,402
Net income (loss)	176,425	61,035	625,476	538,749	613,158
Net income (loss) attributable to non-controlling interest	40,225	(17,215)	220,990	172,240	212,729
Net income (loss) and other comprehensive income (loss) attributable to common shareholders	$ 136,200	$ 78,250	$ 404,486	$ 366,509	$ 400,429
Per share data					
Income (loss) per share attributable to common shareholders - basic	$ 1.37	$ 0.77	$ 4.01	$ 3.45	$ 3.81
Income (loss) per share attributable to common shareholders - diluted	$ 1.32	$ 0.74	$ 3.88	$ 3.33	$ 3.67
Return on average common shareholders' equity - annualized	20.9 %	13.8 %	21.6 %	22.4 %	18.3 %

6

Summary Consolidated Results
Consolidated Balance Sheets

($ in thousands, except share information)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Assets					
Fixed maturity investments, at fair value (amortized cost September 30, 2025: $2,997,143)	$ 3,022,441	$ 2,698,470	$ 2,425,986	$ 2,377,862	$ 2,320,184
Short-term investments, at fair value (amortized cost September 30, 2025: $248,406)	248,847	307,129	406,207	497,110	507,947
Investments in Two Sigma Funds, at fair value (cost September 30, 2025: $1,288,616)	1,500,672	1,453,781	1,341,079	939,381	932,787
Total investments	4,771,960	4,459,380	4,173,272	3,814,353	3,760,918
Cash and cash equivalents	955,130	985,649	838,514	996,493	957,372
Restricted cash and cash equivalents	110,087	85,648	74,548	104,359	93,883
Premiums receivable	1,012,000	1,048,580	989,656	771,707	885,744
Paid losses recoverable	115,847	131,833	91,701	134,406	146,008
Deferred acquisition costs	259,260	253,402	242,346	208,985	205,953
Unpaid losses and loss adjustment expenses recoverable	1,303,833	1,236,660	1,235,045	1,171,040	1,190,465
Receivables for investments sold	45,182	38,271	46,358	74,006	39,079
Prepaid reinsurance	334,025	360,890	329,213	218,921	260,174
Intangible assets	88,848	90,061	91,184	93,121	94,441
Other assets	217,198	222,676	230,994	208,642	192,510
Total assets	$ 9,213,370	$ 8,913,050	$ 8,342,831	$ 7,796,033	$ 7,826,547
Liabilities, non-controlling interest, and shareholders' equity					
Liabilities					
Reserve for losses and loss adjustment expenses	$ 4,206,077	$ 3,984,281	$ 3,815,307	$ 3,532,491	$ 3,434,800
Unearned premiums	1,443,460	1,414,344	1,337,516	1,122,277	1,192,071
Reinsurance balances payable	372,711	417,251	346,240	261,275	334,511
Payables for investments purchased	102,013	127,529	46,925	115,427	172,905
Term loan, net of issuance costs	149,717	149,691	149,974	149,945	149,916
Accounts payable and accrued expenses	167,882	141,838	137,667	185,361	168,658
Payables to related parties	28,338	50,233	70,709	100,420	—
Total liabilities	6,470,198	6,285,167	5,904,338	5,467,196	5,452,861
Non-controlling interest - TS Hamilton Fund	81,179	69,292	39,154	128	60,060
Shareholders' equity					
Common shares:					
Class A, authorized (September 30, 2025: 26,944,807), par value $0.01; issued and outstanding (September 30, 2025: 17,820,078)	178	178	178	178	178
Class B, authorized (September 30, 2025: 83,577,932), par value $0.01; issued and outstanding (September 30, 2025: 64,537,772)	645	663	660	643	637
Class C, authorized (September 30, 2025: 16,003,649), par value $0.01; issued and outstanding (September 30, 2025: 16,003,649)	160	160	179	194	199
Additional paid-in-capital	1,135,815	1,148,571	1,160,569	1,163,609	1,172,331
Accumulated other comprehensive loss	(4,441)	(4,441)	(4,441)	(4,441)	(4,441)
Retained earnings	1,529,636	1,413,460	1,242,194	1,168,526	1,144,722
Total shareholders' equity	2,661,993	2,558,591	2,399,339	2,328,709	2,313,626
Total liabilities, non-controlling interest, and shareholders' equity	$ 9,213,370	$ 8,913,050	$ 8,342,831	$ 7,796,033	$ 7,826,547

7

Summary Consolidated Results
Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet

($ in thousands)	September 30, 2025 Consolidated GAAP Balance Sheet	Two Sigma Hamilton Fund Balances	Unconsolidated Balance Sheet[1]
Assets			
Fixed maturity investments, at fair value	$ 3,022,441	$ -	$ 3,022,441
Short-term investments, at fair value	248,847	(244,613)	4,234
Investments in Two Sigma Funds, at fair value	1,500,672	621,519	2,122,191
Total investments	4,771,960	376,906	5,148,866
Cash and cash equivalents	955,130	(536,457)	418,673
Restricted cash and cash equivalents	110,087	-	110,087
Premiums receivable	1,012,000	-	1,012,000
Paid losses recoverable	115,847	-	115,847
Deferred acquisition costs	259,260	-	259,260
Unpaid losses and loss adjustment expenses recoverable	1,303,833	-	1,303,833
Receivables for investments sold	45,182	(40,760)	4,422
Prepaid reinsurance	334,025	-	334,025
Intangible assets	88,848	-	88,848
Other assets	217,198	(1,296)	215,902
Total assets	$ 9,213,370	$ (201,607)	$ 9,011,763
Liabilities, non-controlling interest, and shareholders' equity			
Liabilities			
Reserve for losses and loss adjustment expenses	$ 4,206,077	$ -	$ 4,206,077
Unearned premiums	1,443,460	-	1,443,460
Reinsurance balances payable	372,711	-	372,711
Payables for investments purchased	102,013	(91,876)	10,137
Term loan, net of issuance costs	149,717	-	149,717
Accounts payable and accrued expenses	167,882	(214)	167,668
Payables to related parties	28,338	(28,338)	-
Total liabilities	6,470,198	(120,428)	6,349,770
Non-controlling interest - TS Hamilton Fund	81,179	(81,179)	-
Shareholders' equity			
Common shares:			
Class A, par value $0.01	178	-	178
Class B, par value $0.01	645	-	645
Class C, par value $0.01	160	-	160
Additional paid-in-capital	1,135,815	-	1,135,815
Accumulated other comprehensive loss	(4,441)	-	(4,441)
Retained earnings	1,529,636	-	1,529,636
Total shareholders' equity	2,661,993	-	2,661,993
Total liabilities, non-controlling interest, and shareholders' equity	$ 9,213,370	$ (201,607)	$ 9,011,763

(1) We present our balance sheet on an unconsolidated basis above, which we believe is meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The unconsolidated balances are non-GAAP financial measures, with the above table providing an appropriate reconciliation to comparable GAAP measures.

8

Summary Consolidated Results
Net Investment Return

($ in thousands)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024	Year Ended 2024
Net realized gains (losses) on investments	**$ 109,355**	**$ 93,711**	**$ 424,142**	**$ 382,646**	**$ 468,068**
Fixed maturities and short-term investments	*3,274*	*2,769*	*4,140*	*(1,866)*	*(2,307)*
TS Hamilton Fund	*106,081*	*90,942*	*420,002*	*384,228*	*470,091*
Other	*—*	*—*	*—*	*284*	*284*
Change in net unrealized gains (losses) on investments	**5,781**	**(45,483)**	**147,822**	**72,205**	**43,339**
Fixed maturities and short-term investments	*7,227*	*64,903*	*70,496*	*50,304*	*(8,908)*
TS Hamilton Fund	*(1,446)*	*(110,386)*	*77,326*	*21,901*	*52,247*
Net realized and unrealized gains (losses) on investments	**115,136**	**48,228**	**571,964**	**454,851**	**511,407**
Net investment income (loss):					
Fixed maturities	30,070	22,067	82,674	58,025	81,872
Short-term investments	155	10	453	50	67
TS Hamilton Fund	3,243	3,108	7,837	9,040	12,373
Cash and cash equivalents	3,986	4,384	12,576	12,594	17,006
Other	(575)	306	611	1,473	2,293
Interest and other	**36,879**	**29,875**	**104,151**	**81,182**	**113,611**
Management fees	**(13,889)**	**(12,207)**	**(40,574)**	**(36,640)**	**(49,102)**
Fixed maturities and short-term investments	*(636)*	*(393)*	*(1,837)*	*(1,604)*	*(2,192)*
TS Hamilton Fund	*(13,253)*	*(11,814)*	*(38,737)*	*(35,036)*	*(46,910)*
Other expenses	**(263)**	**(338)**	**(856)**	**(875)**	**(1,242)**
Fixed maturities and short-term investments	*(107)*	*(197)*	*(316)*	*(455)*	*(627)*
TS Hamilton Fund	*(156)*	*(141)*	*(540)*	*(421)*	*(615)*
Net investment income (loss)	**22,727**	**17,330**	**62,721**	**43,667**	**63,267**
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	**137,863**	**65,558**	**634,685**	**498,518**	**574,674**
Net income (loss) attributable to non-controlling interest	*40,225*	*(17,215)*	*220,990*	*172,240*	*212,729*
Total net realized and unrealized gains (losses) on investments and net investment income (loss), net of non-controlling interest	**$ 97,638**	**$ 82,773**	**$ 413,695**	**$ 326,278**	**$ 361,945**
Fixed income, short-term investments and cash and cash equivalents return	$ 43,394	$ 93,849	$ 168,797	$ 118,806	$ 87,488
TS Hamilton Fund return[1]	$ 54,244	$ (11,076)	$ 244,898	$ 207,472	$ 274,457

(1) Net of non-controlling interest performance incentive allocation

9

Summary Consolidated Results
Fixed Maturity and Short-Term Investments

($ in thousands)	September 30, 2025			December 31, 2024		
Fixed Maturity Trading Portfolio and Short-Term Investments[1]	**Fair Value**	**% of Total**	**Weighted Average Credit Rating**	**Fair Value**	**% of Total**	**Weighted Average Credit Rating**
Fixed maturities						
U.S. government treasuries	$ 831,225	25%	Aa1	$ 711,103	25%	Aaa
U.S. states, territories and municipalities	12,890	0%	Aa2	13,231	0%	Aa2
Non-U.S. sovereign governments and supranationals	96,308	3%	Aa1	67,527	2%	Aa1
Corporate	1,480,549	45%	A3	1,143,060	41%	A3
Residential mortgage-backed securities - Agency	363,002	11%	Aa1	272,611	9%	Aaa
Residential mortgage-backed securities - Non-agency	33,759	1%	Aaa	16,754	1%	Aaa
Commercial mortgage-backed securities - Non-agency	53,419	2%	Aa1	39,686	1%	Aaa
Other asset-backed securities	151,289	5%	Aa1	113,890	4%	Aaa
Total fixed maturities	3,022,441	92%	Aa3	2,377,862	83%	Aa3
Short-term investments	248,847	8%	Aa1	497,110	17%	Aaa
Total fixed maturities and short-term investments	$ 3,271,288	100%	Aa3	$ 2,874,972	100%	Aa2

Fixed Maturity and Short-Term Investments Credit Quality Summary	September 30, 2025	December 31, 2024
Investment grade	100%	100%
Non-investment grade	0%	0%
Total	100%	100%

Fixed Maturity and Short-Term Investments - Trading Portfolio[2]	**September 30, 2025**	**December 31, 2024**
Average credit quality	Aa3	Aa3
Average yield to maturity	4.1%	4.7%
Book yield	4.3%	4.1%
Expected average duration (in years)	3.3	3.4

(1) Includes $244.6 million and $496.0 million of short-term investments, at September 30, 2025 and December 31, 2024, respectively, not managed by our external investment managers.

(2) Fixed income portfolio managed by our external investment managers only.

10

Segment Results
Consolidated Underwriting Results

($ in thousands)	Three Months Ended September 30, 2025 International	Bermuda	Total	Three Months Ended September 30, 2024 International	Bermuda	Total
Gross premiums written	$ 379,957	$ 318,888	$ 698,845	$ 325,525	$ 227,876	$ 553,401
Net premiums written	304,410	274,571	578,981	268,106	209,790	477,896
Net premiums earned	252,302	270,697	522,999	225,244	223,551	448,795
Third party fee income	2,137	2,032	4,169	4,170	294	4,464
Losses and loss adjustment expenses	133,895	144,817	278,712	130,135	143,497	273,632
Acquisition costs	67,007	58,405	125,412	59,713	42,488	102,201
Other underwriting expenses	41,703	17,252	58,955	34,143	14,189	48,332
Underwriting income (loss)	$ 11,834	$ 52,255	$ 64,089	$ 5,423	$ 23,671	$ 29,094
Key Ratios:						
Attritional loss ratio - current year	55.3 %	55.6 %	55.4 %	55.3 %	51.0 %	53.2 %
Attritional loss ratio - prior year development	(2.2)%	(2.1)%	(2.1)%	(1.5)%	0.0 %	(0.7)%
Catastrophe loss ratio - current year	0.0 %	0.0 %	0.0 %	6.4 %	16.7 %	11.5 %
Catastrophe loss ratio - prior year development	0.0 %	0.0 %	0.0 %	(2.4)%	(3.5)%	(3.0)%
Loss and loss adjustment expense ratio	53.1 %	53.5 %	53.3 %	57.8 %	64.2 %	61.0 %
Acquisition cost ratio	26.6 %	21.6 %	24.0 %	26.5 %	19.0 %	22.8 %
Other underwriting expense ratio	15.7 %	5.6 %	10.5 %	13.3 %	6.2 %	9.8 %
Combined ratio	95.4 %	80.7 %	87.8 %	97.6 %	89.4 %	93.6 %

11

Segment Results
Consolidated Underwriting Results

($ in thousands)	Nine Months Ended September 30, 2025 International	Bermuda	Total	Nine Months Ended September 30, 2024 International	Bermuda	Total
Gross premiums written	$ 1,094,715	$ 1,159,462	$ 2,254,177	$ 957,981	$ 920,664	$ 1,878,645
Net premiums written	791,473	947,696	1,739,169	687,444	780,399	1,467,843
Net premiums earned	746,078	787,012	1,533,090	637,700	615,162	1,252,862
Third party fee income	10,301	3,544	13,845	11,557	6,377	17,934
Losses and loss adjustment expenses	404,300	539,575	943,875	359,181	361,297	720,478
Acquisition costs	195,480	169,628	365,108	160,589	122,470	283,059
Other underwriting expenses	116,833	47,831	164,664	99,317	41,022	140,339
Underwriting income (loss)	$ 39,766	$ 33,522	$ 73,288	$ 30,170	$ 96,750	$ 126,920
Key Ratios:						
Attritional loss ratio - current year	53.1 %	53.9 %	53.4 %	54.6 %	53.1 %	53.9 %
Attritional loss ratio - prior year development	(2.9)%	(0.8)%	(1.8)%	0.3 %	0.8 %	0.6 %
Catastrophe loss ratio - current year	4.1 %	17.7 %	11.1 %	2.2 %	6.1 %	4.1 %
Catastrophe loss ratio - prior year development	(0.1)%	(2.2)%	(1.1)%	(0.8)%	(1.3)%	(1.1)%
Loss and loss adjustment expense ratio	54.2 %	68.6 %	61.6 %	56.3 %	58.7 %	57.5 %
Acquisition cost ratio	26.2 %	21.6 %	23.8 %	25.2 %	19.9 %	22.6 %
Other underwriting expense ratio	14.3 %	5.6 %	9.8 %	13.8 %	5.6 %	9.8 %
Combined ratio	94.7 %	95.8 %	95.2 %	95.3 %	84.2 %	89.9 %

12

Segment Results

5Q Consolidated Underwriting Results - Group

	Three Months Ended					Nine Months Ended		Year Ended
($ in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024	December 31, 2024
Gross premiums written	$ 698,845	$ 712,026	$ 843,306	$ 543,937	$ 553,401	$ 2,254,177	$ 1,878,645	$ 2,422,582
Net premiums written	578,981	556,314	603,875	453,326	477,896	1,739,169	1,467,843	1,921,169
Net premiums earned	522,999	511,163	498,928	481,867	448,795	1,533,090	1,252,862	1,734,729
Third party fee income	4,169	5,014	4,662	5,818	4,464	13,845	17,934	23,752
Losses and loss adjustment expenses	278,712	269,928	395,234	289,695	273,632	943,875	720,478	1,010,173
Acquisition costs	125,412	122,815	116,881	105,872	102,201	365,108	283,059	388,931
Other underwriting expenses	58,955	55,975	49,734	69,674	48,332	164,664	140,339	210,013
Underwriting income (loss)	$ 64,089	$ 67,459	$ (58,259)	$ 22,444	$ 29,094	$ 73,288	$ 126,920	$ 149,364
Key Ratios:								
Attritional loss ratio - current year	55.4 %	53.0 %	51.9 %	51.2 %	53.2 %	53.4 %	53.9 %	53.1 %
Attritional loss ratio - prior year development	(2.1)%	(0.5)%	(2.9)%	(1.3)%	(0.7)%	(1.8)%	0.6 %	0.0 %
Catastrophe loss ratio - current year	0.0 %	1.9 %	32.0 %	11.9 %	11.5 %	11.1 %	4.1 %	6.3 %
Catastrophe loss ratio - prior year development	0.0 %	(1.6)%	(1.8)%	(1.7)%	(3.0)%	(1.1)%	(1.1)%	(1.2)%
Loss and loss adjustment expense ratio	53.3 %	52.8 %	79.2 %	60.1 %	61.0 %	61.6 %	57.5 %	58.2 %
Acquisition cost ratio	24.0 %	24.0 %	23.4 %	22.0 %	22.8 %	23.8 %	22.6 %	22.4 %
Other underwriting expense ratio	10.5 %	10.0 %	9.0 %	13.3 %	9.8 %	9.8 %	9.8 %	10.7 %
Combined ratio	87.8 %	86.8 %	111.6 %	95.4 %	93.6 %	95.2 %	89.9 %	91.3 %
Gross premiums written								
Property	$ 134,626	$ 207,488	$ 277,603	$ 77,378	$ 120,001	$ 619,717	$ 536,738	$ 614,116
Casualty	377,483	322,446	315,097	298,607	272,998	1,015,025	780,517	1,079,124
Specialty	186,736	182,092	250,606	167,952	160,402	619,435	561,390	729,342
Total	$ 698,845	$ 712,026	$ 843,306	$ 543,937	$ 553,401	$ 2,254,177	$ 1,878,645	$ 2,422,582
Net premiums earned								
Property	$ 130,248	$ 124,019	$ 141,173	$ 122,734	$ 121,766	$ 395,440	$ 335,028	$ 457,762
Casualty	243,997	232,047	217,672	205,234	193,948	693,716	528,295	733,529
Specialty	148,754	155,097	140,083	153,899	133,081	443,934	389,539	543,438
Total	$ 522,999	$ 511,163	$ 498,928	$ 481,867	$ 448,795	$ 1,533,090	$ 1,252,862	$ 1,734,729

13

Segment Results
5Q Underwriting Results - International

($ in thousands)	Three Months Ended September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	Nine Months Ended September 30, 2025	September 30, 2024	Year Ended December 31, 2024
Gross premiums written	$ 379,957	$ 344,799	$ 369,959	$ 350,479	$ 325,525	$ 1,094,715	$ 957,981	$ 1,308,460
Net premiums written	304,410	258,089	228,975	282,161	268,106	791,473	687,444	969,605
Net premiums earned	252,302	253,209	240,567	249,234	225,244	746,078	637,700	886,934
Third party fee income	2,137	3,832	4,332	4,760	4,170	10,301	11,557	16,317
Losses and loss adjustment expenses	133,895	124,733	145,671	138,842	130,135	404,300	359,181	498,023
Acquisition costs	67,007	65,683	62,790	56,382	59,713	195,480	160,589	216,971
Other underwriting expenses	41,703	39,507	35,623	49,507	34,143	116,833	99,317	148,824
Underwriting income (loss)	$ 11,834	$ 27,118	$ 815	$ 9,263	$ 5,423	$ 39,766	$ 30,170	$ 39,433
Key Ratios:								
Attritional loss ratio - current year	55.3 %	51.9 %	52.1 %	50.8 %	55.3 %	53.1 %	54.6 %	53.5 %
Attritional loss ratio - prior year development	(2.2)%	(3.0)%	(3.6)%	(2.1)%	(1.5)%	(2.9)%	0.3 %	(0.4)%
Catastrophe loss ratio - current year	0.0 %	0.6 %	12.1 %	7.8 %	6.4 %	4.1 %	2.2 %	3.9 %
Catastrophe loss ratio - prior year development	0.0 %	(0.2)%	0.0 %	(0.8)%	(2.4)%	(0.1)%	(0.8)%	(0.8)%
Loss and loss adjustment expense ratio	53.1 %	49.3 %	60.6 %	55.7 %	57.8 %	54.2 %	56.3 %	56.2 %
Acquisition cost ratio	26.6 %	25.9 %	26.1 %	22.6 %	26.5 %	26.2 %	25.2 %	24.5 %
Other underwriting expense ratio	15.7 %	14.1 %	13.0 %	18.0 %	13.3 %	14.3 %	13.8 %	14.9 %
Combined ratio	95.4 %	89.3 %	99.7 %	96.3 %	97.6 %	94.7 %	95.3 %	95.6 %
Gross premiums written								
Property	$ 63,894	$ 63,871	$ 54,526	$ 47,684	$ 51,441	$ 182,292	$ 142,685	$ 190,369
Casualty	167,107	140,441	135,563	157,013	144,107	443,110	397,400	554,413
Specialty	148,956	140,487	179,870	145,782	129,977	469,313	417,896	563,678
Total	$ 379,957	$ 344,799	$ 369,959	$ 350,479	$ 325,525	$ 1,094,715	$ 957,981	$ 1,308,460
Net premiums earned								
Property	$ 47,813	$ 43,706	$ 45,705	$ 44,621	$ 37,033	$ 137,223	$ 104,697	$ 149,318
Casualty	91,841	89,233	90,568	84,776	86,062	271,643	234,760	319,536
Specialty	112,648	120,270	104,294	119,837	102,149	337,212	298,243	418,080
Total	$ 252,302	$ 253,209	$ 240,567	$ 249,234	$ 225,244	$ 746,078	$ 637,700	$ 886,934

14

Segment Results
5Q Underwriting Results - Bermuda

($ in thousands)	Three Months Ended September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024	Year Ended December 31, 2024
Gross premiums written	$ 318,888	$ 367,227	$ 473,347	$ 193,458	$ 227,876	$ 1,159,462	$ 920,664	$ 1,114,122
Net premiums written	274,571	298,225	374,900	171,165	209,790	947,696	780,399	951,564
Net premiums earned	270,697	257,954	258,361	232,633	223,551	787,012	615,162	847,795
Third party fee income	2,032	1,182	330	1,058	294	3,544	6,377	7,435
Losses and loss adjustment expenses	144,817	145,195	249,563	150,853	143,497	539,575	361,297	512,150
Acquisition costs	58,405	57,132	54,091	49,490	42,488	169,628	122,470	171,960
Other underwriting expenses	17,252	16,468	14,111	20,167	14,189	47,831	41,022	61,189
Underwriting income (loss)	$ 52,255	$ 40,341	$ (59,074)	$ 13,181	$ 23,671	$ 33,522	$ 96,750	$ 109,931
Key Ratios:								
Attritional loss ratio - current year	55.6 %	54.2 %	51.8 %	51.7 %	51.0 %	53.9 %	53.1 %	52.7 %
Attritional loss ratio - prior year development	(2.1)%	2.0 %	(2.2)%	(0.4)%	0.0 %	(0.8)%	0.8 %	0.5 %
Catastrophe loss ratio - current year	0.0 %	3.2 %	50.6 %	16.1 %	16.7 %	17.7 %	6.1 %	8.9 %
Catastrophe loss ratio - prior year development	0.0 %	(3.1)%	(3.6)%	(2.6)%	(3.5)%	(2.2)%	(1.3)%	(1.7)%
Loss and loss adjustment expense ratio	53.5 %	56.3 %	96.6 %	64.8 %	64.2 %	68.6 %	58.7 %	60.4 %
Acquisition cost ratio	21.6 %	22.1 %	20.9 %	21.3 %	19.0 %	21.6 %	19.9 %	20.3 %
Other underwriting expense ratio	5.6 %	5.9 %	5.3 %	8.2 %	6.2 %	5.6 %	5.6 %	6.3 %
Combined ratio	80.7 %	84.3 %	122.8 %	94.3 %	89.4 %	95.8 %	84.2 %	87.0 %
Gross premiums written								
Property	$ 70,732	$ 143,617	$ 223,077	$ 29,694	$ 68,560	$ 437,425	$ 394,053	$ 423,747
Casualty	210,376	182,005	179,534	141,594	128,891	571,915	383,117	524,711
Specialty	37,780	41,605	70,736	22,170	30,425	150,122	143,494	165,664
Total	$ 318,888	$ 367,227	$ 473,347	$ 193,458	$ 227,876	$ 1,159,462	$ 920,664	$ 1,114,122
Net premiums earned								
Property	$ 82,435	$ 80,313	$ 95,468	$ 78,113	$ 84,733	$ 258,217	$ 230,331	$ 308,444
Casualty	152,156	142,814	127,104	120,458	107,886	422,073	293,535	413,993
Specialty	36,106	34,827	35,789	34,062	30,932	106,722	91,296	125,358
Total	$ 270,697	$ 257,954	$ 258,361	$ 232,633	$ 223,551	$ 787,012	$ 615,162	$ 847,795

15

Other Information

Modeled Exposure to Catastrophe Losses (PML)

Net Probable Maximum Loss ("PML") as of October 1, 2025

($ in millions)

Region	Peril	Probability of Exceedance	Group Net PML ($m)(1)	% of Shareholders' Equity
Florida	U.S. Hurricane	1 in 100	$ 227.9	8.6 %
Northeast	U.S. Hurricane	1 in 100	210.6	7.9 %
Gulf (TX - AL)	U.S. Hurricane	1 in 100	179.1	6.7 %
California	Earthquake	1 in 250	289.2	10.9 %
Pacific Northwest	Earthquake	1 in 250	122.5	4.6 %

(1) Group Net PML is a measure of loss across all Hamilton entities net of recoveries from various reinsurance contracts and catastrophe bonds we purchase to mitigate catastrophe losses and net of estimated reinstatement premium to renew coverage.

Our peak natural catastrophe PMLs are derived using vendor catastrophe models that serve as a baseline and proprietary tools that allow us to make a number of significant adjustments. Adjustments are informed by periodic evaluation of vendor models and risk learning from comparing actual and modeled losses of catastrophe events, thus allowing for a view of risk that we believe is materially more complete and appropriate to the current risk landscape.

Our peak natural catastrophe PMLs are measured using stochastic models that use hypothetical events of perils such as hurricanes and earthquakes. We define PML as the anticipated loss, taking into account contract terms and limits, caused by a single catastrophe affecting a broad contiguous geographical area, and are expressed at refine "return periods", such as "100-year events" and "250-year events". For example, a 100-year PML is the estimated loss to the current in-force portfolio from a single event which has a 1% probability of being exceeded in a twelve month period.

Due to the uncertain nature of catastrophes and the hypothetical nature of vendor catastrophe models we use for estimating losses, there is no assurance that actual losses we experience within a time period will match the modeled PML. This approach to measuring catastrophe losses, however, is consistent with the best practice in the industry and employed by almost all of our peers.

16

17 Other Information Non-GAAP Measures We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements that management uses to assess our operating results are considered non-GAAP financial measures under Regulation G and Item 10(e) of Regulation S-K, each promulgated by the SEC. We believe that these non- GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Where appropriate, reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included below. Operating Income (Loss) Attributable to Common Shareholders, Operating Income (Loss) Attributable to Common Shareholders per Common Share - Diluted and Operating Return on Average Common Shareholders' Equity - Annualized Operating income (loss) attributable to common shareholders, as used herein, differs from net income (loss) and other comprehensive income (loss) attributable to common shareholders, which we believe is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on fixed maturity and short term investments, and net foreign exchange gains and losses. We also use operating income (loss) attributable to common shareholders to calculate operating income (loss) attributable to common shareholders per common share - diluted and operating return on average common shareholders' equity - annualized. We believe that operating income (loss) attributable to common shareholders, operating income (loss) attributable to common shareholders per common share - diluted and operating return on average common shareholders' equity - annualized are meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The following tables are a reconciliation of: net income (loss) and other comprehensive income (loss) attributable to common shareholders to operating income (loss) attributable to common shareholders; net income (loss) and other comprehensive income (loss) attributable to common shareholders per common share - diluted to operating income (loss) attributable to common shareholders per common share - diluted; and return on average common shareholders' equity - annualized to operating return on average common shareholders' equity - annualized. Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

Other Information
Non-GAAP Measures

Operating Income (Loss) Attributable to Common Shareholders, Operating Income (Loss) Attributable to Common Shareholders per Common Share - Diluted and Operating Return on Average Common Shareholders' Equity - Annualized (continued)

($ in thousands)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Net income (loss) and other comprehensive income (loss) attributable to common shareholders	$ 136,200	$ 78,250	$ 404,486	$ 366,509
Adjustment for:				
Net realized (gains) losses on investments - Fixed maturity and short-term investments[1]	(3,274)	(2,769)	(4,140)	1,582
Net unrealized (gains) losses on investments - Fixed maturity and short-term investments[1]	(7,227)	(64,903)	(70,496)	(50,304)
Net foreign exchange (gains) losses	(2,619)	5,973	$ 4,422	$ 9,883
Operating income (loss) attributable to common shareholders	$ 123,080	$ 16,551	$ 334,272	$ 327,670
Net income (loss) and other comprehensive income (loss) attributable to common shareholders per common share - diluted	$ 1.32	$ 0.74	$ 3.88	$ 3.33
Adjustment for:				
Net realized (gains) losses on investments - Fixed maturity and short-term investments[1]	(0.03)	(0.03)	(0.04)	0.01
Net unrealized (gains) losses on investments - Fixed maturity and short-term investments[1]	(0.07)	(0.61)	(0.68)	(0.46)
Net foreign exchange (gains) losses	(0.02)	0.06	0.04	0.09
Operating income (loss) attributable to common shareholders per common share - diluted	$ 1.20	$ 0.16	$ 3.20	$ 2.97
Return on average common shareholders' equity - annualized	20.9 %	13.8 %	21.6 %	22.4 %
Adjustment for:				
Net realized (gains) losses on investments - Fixed maturity and short-term investments[1]	(0.5)%	(0.5)%	(0.2)%	0.1 %
Net unrealized (gains) losses on investments - Fixed maturity and short-term investments[1]	(1.1)%	(11.4)%	(3.7)%	(3.1)%
Net foreign exchange (gains) losses	(0.4)%	1.0 %	0.2 %	0.6 %
Operating return on average common shareholders' equity - annualized	18.9 %	2.9 %	17.9 %	20.0 %

(1) Fixed income portfolio managed by our external investment managers only.

18

Other Information
Non-GAAP Measures

Underwriting Income (Loss)

We calculate underwriting income (loss) on a pre-tax basis as net premiums earned less losses and loss adjustment expenses, acquisition costs and other underwriting expenses (net of third party fee income). We believe that this measure of our performance focuses on the core fundamental performance of the Company's reportable segments in any given period and is not distorted by investment market conditions, corporate expense allocations or income tax effects.

The table below reconciles underwriting income (loss) to net income (loss), the most directly comparable GAAP financial measure:

	Three Months Ended September 30,		Nine Months Ended September 30,	
($ in thousands)	2025	2024	2025	2024
Underwriting income (loss)	$ 64,089	$ 29,094	$ 73,288	$ 126,920
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	137,863	65,558	634,685	498,518
Net foreign exchange gains (losses)	2,619	(5,973)	(4,422)	(9,883)
Corporate expenses	(15,347)	(14,060)	(41,168)	(41,825)
Amortization of intangible assets	(4,000)	(5,204)	(11,895)	(11,773)
Interest expense	(4,933)	(5,351)	(15,264)	(17,090)
Income tax (expense) benefit	(3,866)	(3,029)	(9,748)	(6,118)
Net income (loss), prior to non-controlling interest	$ 176,425	$ 61,035	$ 625,476	$ 538,749

Third Party Fee Income

Third party fee income includes income that is incremental and/or directly attributable to our underwriting operations. It is primarily comprised of fees earned by the International segment for management services provided to third party syndicates and consortia and by the Bermuda segment for performance based management fees generated by our third party capital manager, Ada Capital Management Limited. We believe that this measure is a relevant component of our underwriting income (loss), with other income (loss) being the most directly comparable GAAP financial measure.

	Three Months Ended September 30,		Nine Months Ended September 30,	
($ in thousands)	2025	2024	2025	2024
Third party fee income	$ 4,169	$ 4,464	$ 13,845	$ 17,934
Other income (loss), excluding third party fee income	—	—	—	—
Other income (loss)	$ 4,169	$ 4,464	$ 13,845	$ 17,934

19

20 Three Months Ended September 30, Nine Months Ended September 30, ($ in thousands) 2025 2024 2025 2024 Other underwriting expenses ........................................................................................................................................... $ 58,955 $ 48,332 $ 164,664 $ 140,339 Corporate expenses .......................................................................................................................................................... 15,347 14,060 41,168 41,825 General and administrative expenses ............................................................................................................................ $ 74,302 $ 62,392 $ 205,832 $ 182,164 Other Information Non-GAAP Measures Other Underwriting Expenses Other underwriting expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in Note 8, Segment Reporting in the unaudited condensed consolidated financial statements, it is considered a non-GAAP financial measure when presented elsewhere. Corporate expenses include holding company costs necessary to support our reportable segments. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from other underwriting expenses, and therefore, underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to other underwriting expenses, also includes corporate expenses. The table below reconciles other underwriting expenses to general and administrative expenses, the most directly comparable GAAP financial measure: Other Underwriting Expense Ratio Other Underwriting Expense Ratio is a measure of the other underwriting expenses (net of third party fee income) incurred by the Company and is expressed as a percentage of net premiums earned. Loss Ratio Attritional Loss Ratio – current year is the attritional losses incurred by the company relating to the current year divided by net premiums earned. Attritional Loss Ratio – prior year development is the attritional losses incurred by the company relating to prior years divided by net premiums earned. Catastrophe Loss Ratio – current year is the catastrophe losses incurred by the company relating to the current year divided by net premiums earned. Catastrophe Loss Ratio – prior year development is the catastrophe losses incurred by the company relating to prior years divided by net premiums earned. Combined Ratio Combined Ratio is a measure of our underwriting profitability and is expressed as the sum of the loss and loss adjustment expense ratio, acquisition cost ratio and other underwriting expense ratio. A combined ratio under 100% indicates an underwriting profit, while a combined ratio over 100% indicates an underwriting loss.